Exhibit 10.1

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT is made as of April 25, 2014 by and among Oliver Xing, a resident of Canada (“Seller”), Shanghai Yuankai Group Co., Ltd., a company organized under the law of the People's Republic of China (“Purchaser”), and CN Resources, Inc., a Nevada corporation (the “Company”).

RECITALS

1. Seller owns, beneficially and of record, a total of 19,000,000 shares of Common Stock, which constitutes 72.80% of all issued and outstanding capital stock of the Company;

2. Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, 14,000,000 shares of Common Stock owned by Seller (the “Shares”) pursuant to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree:

1. Definitions.  As used herein, the capitalized terms shall have the meanings set forth below:

 “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

 “Agreement” means this Stock Purchase Agreement and all schedules and exhibits attached hereto, as the same may be supplemented, modified or otherwise amended from time-to-time.

 “Closing” means the consummation of the sale and purchase of the Shares as contemplated under this Agreement.

 “CNRR-Canada” means CN Resources, Inc., a corporation incorporated under the laws of Ontario, Canada.

 “Common Stock” means the common stock of the Company, par value $.00001 per share.

 “Company” shall have the meaning set forth in the preamble.

 “Contract” means any contract, agreement, commitment, arrangement, undertaking or understanding of any kind whatsoever, written or oral, together with all related amendments, modifications, supplements, waivers and consents.

 “Dollar or Dollars” means the United States dollar or dollars.

 “Exchange Act” means the Securities Exchange Act of 1934, and the rules and regulations thereunder, each as amended.

 “Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, or preemptive right.

 “Material Adverse Effect” means (i) a material adverse effect on the legality, validity or enforceability of the Agreement, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company or CNRR-Canada, or (iii) a material adverse effect on Seller’s ability to perform in any material respect on a timely basis his obligations hereunder.

 “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

 “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

 “Purchaser” shall have the meaning set forth in the preamble.

 “SEC” means the U.S. Securities and Exchange Commission.

 “Schedule” means each schedule attached hereto on which the parties hereto disclose information as part of their respective representations and warranties.  The number of each Schedule corresponds to the section number of the representation or warranty that it pertains.

 “Securities Act” means the Securities Act of 1933, and the rules and regulations thereunder, each as amended.

 “Seller” shall have the meaning set forth in the preamble.

 “Shares” shall have the meaning set forth in the Recitals.

 “Trading Day” means a day on which the principal Trading Market is open for trading.

 “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).  As of the date hereof the Trading Market is OTCQB.

2. Purchase and Sale of the Shares/

2.1. Purchase Price.  Subject to and upon the terms and conditions of this Agreement, at the Closing, Seller will sell, transfer, convey, assign and deliver to Purchaser, and Purchaser shall purchase, acquire and accept from Seller, the Shares for the total purchase price of Two Million One Hundred Thousand Dollars ($2,100,000) (the “Purchase Price”).

2.2. Closing.  Except as provided in Section 2.3, the Closing shall take place on the date of this Agreement by exchange of electronically executed documents, or by such other methods or at such other location as may be mutually agreed upon by Seller and Purchaser.

2.3. Seller Closing Deliveries:  At the Closing, the Seller will (i) deliver to the transfer agent of the Company (the “Transfer Agent”) such stock power and other documents reasonably requested by such Transfer Agent to cancel the certificate or certificates representing the Shares registered in Seller’s name or for the benefit of Seller; (ii) cause the Transfer Agent to deliver to Purchaser a new certificate evidencing the Shares hereby purchased, issued to Purchaser, duly signed by the appropriate officers of the Company, or to properly register such Shares in the name of Purchaser, and (iii) cause the Transfer Agent to deliver to Seller a new certificate evidencing 5,000,000 shares of Common Stock, issued to Seller, duly signed by the appropriate officers of the Company, or to properly register such shares of Common Stock in the name of Seller.

2.4. Purchaser Closing Delivery:  At the Closing, Purchaser shall deliver to Seller, by wire transfer of immediately available funds to an account designated by Seller in writing in advance, the Purchase Price.

3. Representations and Warranties of Company and Seller.  The Company and Seller hereby represent and warrant to the Purchaser, jointly and severally, as follows:

3.1. Company.  Each of the Company and CNRR-Canada is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor CNRR-Canada is in violation or default of any of the provisions of its respective certificate or articles of incorporation or bylaws.  Each of the Company and CNRR-Canada is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

3.2. Subsidiaries.  The Company owns, of record, all of the issued and outstanding capital stock or other equity interests of CNRR-Canada, free and clear of any Liens.  All of the issued and outstanding shares of capital stock of CNRR-Canada are duly authorized, validly issued, fully paid, and non-assessable.  There are no outstanding options, warrants, rights, agreements, contracts, calls, commitments or demands of any character obligating CNRR-Canada to issue any authorized but unissued capital stock or securities, including securities convertible into or evidencing the right to purchase any capital stock or other securities of CNRR-Canada.  Other than CNRR-Canada, the Company does not own, directly or indirectly, any equity interests of any other entity.

3.3. Capital Stock.  There are 26,100,000 shares of the Common Stock issued and outstanding as of the date hereof.  Schedule 3.3 contains a list of all current shareholders of the Company.  All of such shares are validly issued, fully-paid and non-assessable, and have been issued in accordance with applicable securities laws.  None of the Company’s preferred stock has been issued.  There are no outstanding options, warrants, rights, agreements, contracts, calls, commitments or demands of any character obligating the Company to issue any authorized but unissued stock or to redeem any capital stock or securities, including securities convertible into or evidencing the right to purchase any capital stock or other securities of the Company, or obligating Seller to sell any of the Shares.

3.4. Shares.  Seller owns, both beneficially and of record, all of the Shares free and clear of all Liens.

3.5. Authorization; Enforcement.  Each of the Company and Seller has the requisite power, authority and capacity to enter into this Agreement and to perform its or his obligations hereunder.  The execution and delivery of this Agreement and the performance of its obligations hereunder by the Company have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s shareholders.  This Agreement, upon delivery, will have been duly executed by the Company and Seller and, when delivered, will constitute the valid and binding obligation of the Company and Seller enforceable against the Company and Seller in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law or public policy.

3.6. No Conflicts.  The execution, delivery and performance by the Company and Seller of this Agreement and the consummation by the Company and Seller of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s or CNRR-Canada’s certificate of incorporation or bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or result in the creation of any Lien upon any of the properties or assets of the Company or CNRR-Canada under any agreement, instrument or other understanding to which the Company, CNRR-Canada or Seller is a party or by which any property or asset of the Company or CNRR-Canada is bound, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company, CNRR-Canada or Seller is subject, or by which any property or asset of the Company or CNRR-Canada is bound; except in the case of each of clauses (ii) and (iii), such as could not reasonably be expected to result in a Material Adverse Effect.

3.7. SEC Reports.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

3.8. Financial Statements.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited interim financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited interim statements, to normal, immaterial, year-end audit adjustments.

3.9. Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in an SEC Report filed prior to the date hereof:  (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) except as set forth on Schedule 3.9, the Company has not issued any equity securities to any officer, director or Affiliate, or any of their family members or Affiliates except pursuant to existing Company stock option plans, if any.  The Company does not have pending before the SEC any request for confidential treatment of information.  Except for the transfer of the Shares contemplated by this Agreement or as set forth on Schedule 3.9, no event, liability, fact, circumstance, occurrence or development has occurred or exists, or is reasonably expected to occur or exist, with respect to the Company or its subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one trading day prior to the date that this representation is made.

3.10. Sarbanes-Oxley; Internal Accounting Controls.  The Company and its subsidiaries are in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.  Except as set forth in Schedule 3.10, the Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that:  (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and its subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and its subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms.  The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and its subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its subsidiaries that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting of the Company or its subsidiaries.

3.11. Listing and Maintenance Requirements.  The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration.  The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

3.12. No Prior Offering. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, has made any offers or sales of any security or solicited any offers to buy any security of the Company in the last six months.

3.13. Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has: (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, the Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

3.14. Intangibles.  The Company does not own any trademarks, trademark registrations or applications therefor, trade names, patents or applications therefor, copyrights, copyright registrations or applications therefor.  No claim has been made against the Company that the Company has infringed any unexpired patent, trademark, trademark registration, trade name, copyright, copyright registration, trade secret or any other proprietary or intellectual property right of any party in connection with the operation of its business.

3.15. Title to Assets.  Neither the Company nor CNRR-Canada owns any real property.  Schedule 3.15 sets forth all personal property owned by them that is material to the business of the Company and CNRR-Canada. The Company and CNRR-Canada have good and marketable title in all such personal property, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and CNRR-Canada and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and the payment of which is neither delinquent nor subject to penalties.

3.16. Contracts.  Schedule 3.16 lists all Contracts to which the Company is a party.  A true copy of each written Contract listed in Schedule 3.16 has been furnished to Purchaser and a summary of each oral Contract is set forth in Schedule 3.16.  Except as set forth on Schedule 3.16, (i) each Contract is legal, binding, enforceable and in full force and effect; and will continue to be legal, binding, enforceable and in full force and effect on identical terms following the Closing; (ii) the Company has complied in all material respects with all provisions of each Contract, and to the knowledge of the Company and Seller, any other party to each Contract is not in breach or default under the Contract, and no event has occurred which with notice or lapse of time would constitute a breach or default by the Company or, to the knowledge of the Company and Seller, any other party; and (iii) no party has repudiated any provision of any Contract.

Compliance.  Neither the Company, CNRR-Canada, nor Seller: (i) is in default under or in violation of, nor has the Company, CNRR-Canada, or Seller received notice of a claim that it is in default under or that it is in violation of, any agreement or any other instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree, or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

3.17. Taxes.  Schedule 3.18 lists all tax returns that the Company has filed within the last three years.  A true copy of each such tax return listed in Schedule 3.18 has been furnished to Purchaser.  Except for matters that would not, individually or in the aggregate, have a Material Adverse Effect, the Company and CNRR-Canada each (i) has made or filed all United States federal, state and local income, and all foreign income, and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or CNRR-Canada know of no basis for any such claim.

3.18. Litigation.  There is no Proceeding which (i) adversely affects or challenges the legality, validity or enforceability of any of the Agreement or the Shares or (ii) would, if there were an unfavorable decision against the Company, CNRR-Canada or Seller, have or reasonably be expected to result in a Material Adverse Effect.  There is not pending or, to the knowledge of the Company and Seller, contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company.  The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

3.19. Permits and Licenses.  The Company and CNRR-Canada have all certificates, authorizations, permits, licenses, orders and approvals (collectively, “Permits”) issued by all federal, state, local or foreign governmental or regulatory bodies required for each of them to carry on their respective business as presently conducted, except where the failure to possess such Permits could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor CNRR-Canada has received any notice of proceedings relating to the revocation or modification of any Permit.

3.20. Broker Fees.  No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Agreement.  Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Agreement.

3.21. Approvals.  Neither the execution and delivery by Seller or the Company of this Agreement, nor the consummation by the Company or Seller of the transactions contemplated by this Agreement, requires the consent or approval of, or the giving of advance notice by the Company or Seller to, or the registration by the Company and Seller with, any federal, state, local or foreign governmental authority.

3.22. Employees.  Other than Seller, the Company does not have, and has never had any employees.

3.23. Employee Compensation Plans.  Neither the Company nor CNRR-Canada maintains or contributes to, or has any obligation to contribute to or has any liability (including a liability arising out of an indemnification, guarantee, hold harmless or similar agreement) with respect to any plan, program, arrangement, agreement or commitment which is a written employment, consulting or deferred compensation agreement, or a written executive compensation, incentive bonus or other bonus, employee pension, profit sharing, savings, retirement, stock option, stock purchase, stock appreciation rights, severance pay, life, health, disability or accident insurance plan, or other written employee benefit plan, program, arrangement, agreement or commitment.  Neither the Company nor CNRR-Canada has any liability with respect to an obligation to provide benefits, including death or medical benefits (whether or not insured) with respect to any Person.

3.24. Shareholder Loans; Transactions with Affiliates.  Except as set forth in Schedule 3.25, there are no outstanding shareholder loans to either the Company or CNRR-Canada.  Except as set forth in the SEC Reports, none of the officers or directors of the Company or CNRR-Canada and, to the knowledge of the Company and Seller, none of the employees of the Company or CNRR-Canada is presently a party to any transaction with the Company or CNRR-Canada (other than for services as employees, officers and directors), other than for: (i) payment of salary or consulting fees for services rendered, and (ii) reimbursement for expenses incurred on behalf of the Company or CNRR-Canada.

3.25. Insurance.  The Company and CNRR-Canada have obtained adequate insurance against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and CNRR-Canada are engaged.

3.26. Foreign Corrupt Practices.  Neither the Company nor CNRR-Canada or any agent or other Person acting on behalf of the Company or CNRR-Canada, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or CNRR-Canada (or made by any Person acting on its behalf of which the Company or Seller is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

3.27. Investment Company. The Company is not, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

3.28. Registration Rights.  No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or CNRR-Canada.

3.29. Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, the Company and Seller confirm that neither the Company, Seller, nor any other Person acting on their behalf has provided Purchaser or its agents or counsel with any information that they believe constitutes or might constitute material, non-public information.  The Company and Seller understand and confirm that Purchaser may rely on the foregoing representation in effecting transactions in securities of the Company.  All of the disclosure furnished by or on behalf of the Company or Seller to Purchaser regarding the Company and CNRR-Canada, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.  Each of the Company and Seller acknowledges and agrees that Purchaser has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4 hereof.

4. Representations and Warranties of Purchaser.  Purchaser hereby represents and warrants to the Seller as follows:

4.1. Organization; Authority.  Purchaser is a business company duly formed under the laws of the People’s Republic of China with full right, company power and authority to enter into and to consummate the transactions contemplated by the Agreement and to perform its obligations hereunder. The execution and delivery of the Agreement and performance by Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary company action on the part of Purchaser.  This Agreement, when delivered, has been duly executed by Purchaser and will constitute the valid and legally binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law or by public policy.

4.2. Own Account.  Purchaser understands that the Shares are "restricted securities." Purchaser is acquiring the Shares for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities law.  Purchaser has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Shares in violation of the Securities Act or any applicable state securities law.

4.3. Purchaser Status.  Purchaser is either:  (i) an "accredited investor" as defined in the Securities Act, (ii) a "qualified institutional buyer" as defined in the Securities Act, or (iii) a non U.S.-Person as such term is defined in Rule 902 of Regulation S promulgated under the Securities Act, and Purchaser is able to bear the economic risk of an investment in the Securities.  Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

4.4. Experience of Purchaser.  Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.  Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

4.5. General Solicitation.  Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

4.6. No Conflicts.  The execution, delivery and performance by Purchaser of this Agreement and the consummation by Purchaser of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of Purchaser’s Articles of Association, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under any agreement, instrument or other understanding to which Purchaser is a party, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Purchaser is subject; except in the case of each of clauses (ii) and (iii), such as could not reasonably be expected to result in a Material Adverse Effect.

5. Covenants of Parties.

5.1. Board of Directors.  Immediately after the consummation of the purchase and sale of the Shares, Seller, as the sole director of the Company, shall execute such resolutions that are necessary to increase the size of the Board of Directors of the Company from one to three pursuant to the bylaws of the Company and to elect two individuals designated by Purchaser to serve as directors of the Company, in addition to Seller, subject to compliance with applicable SEC requirements.

5.2. Organization of CNRR-Canada.  Immediately after the Closing, the Company shall execute, and shall cause CNRR-Canada and its board of directors to execute, such resolutions, documents and instruments as necessary and appropriate to (i) elect the same individuals who are directors of the Company to serve as directors of CNRR-Canada, (ii) appoint the officers who are officers of the Company to serve as officers of CNRR-Canada, and (iii) document that the Company is the sole shareholder of CNRR-Canada.

5.3. Private Offering of New Shares.  Within thirty (30) days after the Closing, provided that the actions set forth in Sections 5.1-5.2 have been accomplished, the Company shall offer to sell, in a private offering pursuant to applicable exemptions under the Securities Act and applicable state securities laws, shares of Common Stock to Purchaser and Seller, at a purchase price approved by the board of directors of the Company, for a total investment of $6,000,000.  Purchaser and Seller shall subscribe to, and purchase, shares in such offering for a total investment of $5,000,000 and $1,000,000, respectively, each at the same price per share as paid by the other.

5.4. Securities Laws Disclosure; Publicity.  The Company shall (a) by 9:30 a.m. (New York City time) on the Trading Day immediately following the Closing, issue a press release disclosing the material terms of the transactions contemplated hereby, (b) file a Current Report on Form 8-K, including the Agreement as exhibit thereto, with the SEC within the time required by the Exchange Act, and (c) file any other documents and instruments required by the Exchange Act in connection with the consummation of the transactions contemplated hereby with the SEC and any state securities regulatory authorities.  From and after the issuance of such press release, the Company represents to Purchaser that it shall have publicly disclosed all material, non-public information delivered to Purchaser by the Company or Seller in connection with the transactions contemplated hereby.

5.5. Transfer Restrictions.

(a) The Shares may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Shares other than pursuant to an effective registration statement or Rule 144 under the Securities Act to the Company or to an Affiliate of Purchaser (in a “no-sale transaction”), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by such transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Section.

(b) Purchaser agrees to the imprinting, so long as is required by this Section, of a legend on any of the certificates representing the Shares in the following form:

THIS SECURITY HAS NOT BEEN  REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE FORM AND SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

6. Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, or (c) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

7. Fees and Expenses.  Each party shall pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of the Shares to Purchaser.

8. Entire Agreement; Amendment.  This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior oral and written and all contemporaneous oral negotiations, commitments and understandings between such parties.  No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by all parties to this Agreement.

9. Severability.  Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

10. Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

11. Language.  This Agreement has been written in English, which shall be the controlling language of this Agreement.  Any Chinese translation of this Agreement shall be for convenience purposes only.  In the event of any inconsistency between the English version and the Chinese version of this Agreement, the English version shall control.

12. Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

13. Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

14. Survival.  The representations and warranties contained herein shall survive the Closing and the delivery of the Shares.

15. Counterparts; Facsimile Signatures.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.  This Agreement may be executed by facsimile signatures.

16. WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

 [Signature pages follow.]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of and on the date first above written.

SELLER:
/s/ Oliver Xing

Oliver Xing

COMPANY:

CN RESOURCES, INC.
By: /s/ Oliver Xing
Oliver Xing, President

PURCHASER:

SHANGHAI YUANKAI GROUP CO., LTD.

By: /s/ Congkai Li
Congkai Li
President

With a copy by e-mail to:
gfang@wcsr.com